UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
ARTHUR D. LIPSON
BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
BENCHMARK PLUS PARTNERS, L.L.C.
BENCHMARK PLUS MANAGEMENT, L.L.C.
SCOTT FRANZBLAU
ROBERT FERGUSON
MATTHEW S. CROUSE
WILLIAM J. ROBERTS
GARY G. SCHLARBAUM
ROBERT A. WOOD
LYNN D. SCHULTZ

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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WESTERN INVESTMENT LLC

April 23, 2009

Dear Fellow Stockholder:

IMPORTANT: PLEASE READ THESE MATERIALS

Western Investment LLC (“Western”), together with our fellow participants in this solicitation, is a significant stockholder of Neuberger Berman Dividend Advantage Fund Inc. (“NDD” or the “Fund”), owning approximately 9.9% of the Fund.  We write to you regarding the annual meeting of stockholders of the Fund called by the Fund’s Board of Directors (the “Board”) scheduled to be held on May 13, 2009 to approve a new management agreement between the Fund and a newly formed successor entity to the Fund’s current investment manager, Neuberger Berman Management LLC.  Western believes that the current Board has failed to act in your best interests.  Western also believes the Fund’s execution of a new management agreement is not in the best interest of stockholders.  Western is therefore seeking your support at the annual meeting for the following purposes:

1.	To vote against the new management agreement between the Fund and a newly formed successor entity (“New NB Management”) to the Fund’s current investment manager, Neuberger Berman Management LLC;

2.
To vote against a new sub-advisory agreement, with respect to the Fund, between New NB Management and Neuberger Berman, LLC (“NB LLC”), the Fund’s investment advisor, or a newly formed successor entity to NB LLC; and

3.
To elect Western’s slate of five (5) Class I director nominees entitled to be elected by the stockholders of the Fund to the Board, each to hold office until the 2012 annual meeting of the Fund’s stockholders and until their successors are elected and qualified.

NDD IS ASKING STOCKHOLDERS TO APPROVE MANAGEMENT AGREEMENTS THAT PROVIDE SIGNIFICANT BENEFITS TO NEUBERGER BERMAN.  WE BELIEVE NEUBERGER BERMAN HAS FAILED NDD STOCKHOLDERS.  JOIN US IN TELLING THIS BOARD WE WILL NOT REWARD NEUBERGER BERMAN FOR POOR PERFORMANCE, POOR MANAGEMENT AND POOR DECISIONS.

Western urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by voting your shares today by signing, dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  The attached proxy statement and GOLD proxy card are first being furnished to the stockholders on or about April 24, 2009.

If you have already sent a proxy card furnished by NDD’s management to the Fund, you have every right to revoke it and change your vote by signing, dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  Only your latest dated proxy card counts!

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, who is assisting us, at their address and toll-free number listed on the following page.

Thank you for your support,

Arthur D. Lipson
Western Investment LLC

If you have any questions or need assistance voting your shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PLEASE BE ADVISED:

●     We believe Neuberger Berman’s management of the Fund’s performance has been abysmal (p. 6)

●     Neuberger Berman has a history of failing to administer closed-end funds properly (p. 5)

●     Neuberger Berman has a long history of failing to address the Fund’s excessive NAV discount (p. 6)

ANNUAL MEETING OF STOCKHOLDERS
OF
NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC

_________________________

Please vote your Shares today by telephone or Internet, as described in the enclosed GOLD proxy card, or by signing, dating and returning the GOLD proxy card in the postage paid envelope provided.

Western Investment LLC, a Delaware limited liability company (“Western” or “we”), together with our fellow participants in this solicitation, is one of the largest stockholders of Neuberger Berman Dividend Advantage Fund Inc. (“NDD” or the “Fund”).  We are writing to you in connection with the 2009 annual meeting of stockholders of the Fund called by the Fund’s Board of Directors (the “Board”) scheduled to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on May 13, 2009 at 2:00 p.m. Eastern time, including any adjournments or postponements thereof and any meeting that may be called in lieu thereof by the Fund (the “Annual Meeting”).  This proxy statement and the enclosed GOLD proxy card are first being furnished to stockholders on or about April 24, 2009.

This proxy statement and the enclosed GOLD proxy card are being furnished to stockholders of NDD by Western in connection with the solicitation of proxies from the Fund’s stockholders for the following proposals:

1.
To vote against the new management agreement (the “New Management Agreement”) between the Fund and a newly formed successor entity (“New NB Management”) to the Fund’s current investment manager, Neuberger Berman Management LLC (“NB Management”);

2.
To vote against a new sub-advisory agreement (the “New Sub-Advisory Agreement,” and together with the New Management Agreement, the “New Agreements”), with respect to the Fund, between New NB Management and Neuberger Berman, LLC (“NB LLC”), the Fund’s investment advisor, or a newly formed successor entity to NB LLC; and

3.
To elect Western’s slate of five (5) Class I director nominees, Arthur D. Lipson, Matthew S. Crouse, William J. Roberts, Gary G. Schlarbaum and Robert A. Wood (collectively, the “Nominees”) entitled to be elected by the stockholders of the Fund to the Board, each to hold office until the 2012 annual meeting of the Fund’s stockholders and until their successors are elected and qualified.

Western, Western Investment Hedged Partners L.P. (“WIHP”), Western Investment Activism Partners LLC (“WIAP”), Western Investment Total Return Partners L.P. (“WITRP”), Western Investment Total Return Fund Ltd. (“WITRL”), Arthur D. Lipson (“Mr. Lipson,” and together with Western, WIHP, WIAP, WITRP and WITRL, the “Western Entities”), Benchmark Plus Institutional Partners, L.L.C. (“BPIP”), Benchmark Plus Partners, L.L.C. (“BPP”), Benchmark Plus Management, L.L.C. (“BPM”), Scott Franzblau (“Mr. Franzblau”), Robert Ferguson (“Mr. Ferguson,” and together with BPIP, BPP, BPM, and Mr. Franzblau, the “Benchmark Entities”), Matthew S. Crouse, William J. Roberts, Gary G. Schlarbaum, Robert A. Wood and Lynn D. Schultz are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

NDD has set the close of business on February 27, 2009 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.  The mailing address of the principal executive offices of NDD is c/o Neuberger Berman Management LLC, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

According to NDD, as of the Record Date there were 5,805,236 shares of Common Stock, $0.0001 par value, (the “Common Stock”) outstanding and 110 shares of Preferred Stock (the “Preferred Stock” and together with the Common Stock, the “Shares”) outstanding.  Holders of the Common Stock and Preferred Stock voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof.  As of the date of this filing, Western, together with all of the participants in this solicitation, was the beneficial owner of an aggregate of 576,892 shares of Common Stock, which represents approximately 9.9% of the Common Stock outstanding.  The participants in this solicitation intend to vote such Shares AGAINST the New Agreements and FOR the election of Western’s slate of director nominees.

THIS SOLICITATION IS BEING MADE BY WESTERN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF NDD.  WESTERN IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING EXCEPT AS DISCUSSED HEREIN.  SHOULD OTHER MATTERS, WHICH WESTERN IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY GIVEN A PROXY TO NDD’S MANAGEMENT, YOU MAY REVOKE THAT PROXY AND VOTE AGAINST THE NEW AGREEMENTS AND FOR WESTERN’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY AUTHORIZING A LATER PROXY BY TELEPHONE OR INTERNET OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO WESTERN, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF NDD (WITH A COPY TO INNISFREE M&A INCORPORATED), OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

If you have already sent a proxy card furnished by NDD’s management to NDD, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or internet voting detailed thereon.  Only your latest dated proxy card counts!

You may vote your Shares by telephone or Internet, as described in the enclosed GOLD proxy card, or by signing, dating and returning today the enclosed GOLD proxy card.

•
If your Shares are registered in your own name, you may vote your Shares by following the instructions detailed on the enclosed GOLD proxy card and by signing, dating and mailing the enclosed GOLD proxy card to Western, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•
If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please provide your broker or bank with voting instructions to vote on your behalf the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please follow the instructions on the enclosed GOLD voting form.  Western urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

REASONS FOR SOLICITATION

Western, together with the other participants in this solicitation, owns in the aggregate a total of 576,892 shares of Common Stock, representing approximately 9.9% of the issued and outstanding Common Stock.  The Fund is seeking your permission to approve the New Management Agreement and the New Sub-Advisory Agreement.  You are also being asked to elect five (5) Class I directors to the Board.

As discussed in further detail in the Fund’s proxy statement, Lehman Brothers Holdings Inc. (“Lehman Brothers”) has entered into an agreement to sell a controlling interest in the Fund’s investment manager, NB Management, for what we expect to be a significant benefit.  Both NB Management and New NB Management are affiliates of NB LLC.  Under the agreement, Lehman Brothers would sell substantially all of its Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brother’s Investment Management Division (collectively, the “Acquired Businesses”) to a new company (“New NB LLC”), a majority of which would be owned, directly or indirectly, by portfolio managers, NB LLC’s management team and certain key members and senior professionals of the former Investment Management Division (the “Proposed Acquisition”).  The Acquired Businesses include NB Management and NB LLC, the investment manager and sub-adviser to the Fund, respectively (the Acquired Businesses, together with New NB LLC, “Neuberger Berman”).

The Investment Company Act of 1940, as amended (the “1940 Act”) requires an advisory agreement to provide for automatic termination in the event of its assignment.  Accordingly, upon consummation of the Proposed Acquisition, the Fund’s advisory agreements with NB Management and NB LLC will terminate.  Therefore, the Fund must obtain stockholder approval for the New Management Agreement and the New Sub-Advisory Agreement.  In addition, Neuberger Berman also provides investment management services to six other closed end funds, listed below (collectively, the “Closed-End Funds”), all of which will require stockholder approval similar to what is being requested here in connection with the Proposed Acquisition.  These other Closed-End Funds are:

Neuberger Berman California Intermediate Municipal Fund Inc. (NBW)
Neuberger Berman Income Opportunity Fund Inc. (NOX)
Neuberger Berman Intermediate Municipal Fund Inc. (NBH)
Neuberger Berman New York Intermediate Municipal Fund Inc. (NBO)
Neuberger Berman High Yield Strategies Fund (NHS)
Neuberger Berman Real Estate Securities Income Fund Inc. (NRO)

We believe Neuberger Berman has failed stockholders in each of the other Closed-End Funds and, accordingly, as a stockholder in those funds, we intend to solicit proxies against the approval of new agreements involving Neuberger Berman and the Closed-End Funds.

We believe that the Proposed Acquisition will result in substantial benefits for Neuberger Berman, and we believe that stockholders of the Fund are entitled to receive a benefit as well before the Proposed Acquisition is consummated.  In addition, given what we believe to be Neuberger Berman’s horrible record, we seriously question whether Neuberger Berman should continue as the Fund’s manager.  Given the Fund’s recent poor performance and its substantive discount to NAV, it seems clear to us that stockholders of the Fund are not receiving the benefits that they are entitled to receive.  As recently as March 2009, the Fund’s closing price was down a stunning 75% from its issue price of $20.00 per Share and has had a negative 12.56% annual return since the Fund’s inception through March 31, 2009.  The Fund has also traded at a consistent and excessive discount to NAV.

By rejecting the New Management Agreement and New Sub-Advisory Agreement, you can send a message that stockholders will not accept Neuberger Berman as the Fund’s manager.  By electing the Nominees you can ensure that the Board will have directors who are committed to obtaining the best investment manager available.

Neuberger Berman has a history of failing to administer closed-end funds properly

Stockholders are being asked to approve the New Management Agreement and New Sub-Advisory Agreements that contain the same terms as the Fund’s predecessor agreements (the “Existing Agreements”), which would maintain Neuberger Berman as the Fund’s investment manager.

Consider some of Neuberger Berman’s failures relating to its management of NDD and its other closed-end funds:

•	Under Neuberger Berman’s management, for the period ended March 31 over the past one, three and five years, NDD has significantly trailed the S&P 500 Index for every applicable period, as shown below.

	1 Year	3 Years	5 Years*
NDD	-64.38%	-26.80%	-12.56%
S&P 500 Index	-38.09%	-13.04%	-4.76%
_____________
*	NDD inception date was March 25, 2004.

•
Neuberger Berman neglected to inform the New York Stock Exchange that a sister fund to NDD had declared a special dividend, resulting in problems for stockholders including the possible failure of stockholders to receive the special dividend.  We are not aware of an investment manager making this same mistake in the 14 years we have been investing in closed-end funds.

•
It took Neuberger Berman nearly eight months following the collapse of the auction preferred share market to address the illiquidity of the preferred shares of its closed-end funds.  Even then, Neuberger Berman was only able to redeem half of its outstanding auction preferred shares.

•
For years, Neuberger Berman operated, and collected fees from stockholders of, three closed-end funds, each with similar investment philosophies.  We believed stockholders of those funds would have been better served if the funds were consolidated.  After our attempts to convince Neuberger Berman of the benefits of consolidation were dismissed, we had no choice but to challenge Neuberger Berman over such waste.  Of course, Neuberger Berman and members of this Board delayed action, at stockholders’ expense, only to eventually concede the benefits of consolidation and present a plan of merger to stockholders.  Needless to say, stockholders overwhelmingly approved the plan of consolidation and merger of two of the funds.

•
In response to a stockholder initiated tender offer for another Neuberger Berman closed-end fund, Neuberger Berman, and members of this Board, reacted by instituting a poison-pill, opting into the Maryland control share statute and filing a lawsuit against the stockholder.  Two years and millions of dollars of stockholder assets later, Neuberger Berman settled with the stockholder and permitted the stockholders of that closed-end fund to tender, which nearly 60% did.  Interestingly, during the course of the litigation, a federal magistrate judge found that Neuberger Berman had actually overspent on legal fees by nearly 200%.

DO YOU WANT NEUBERGER BERMAN TO BE NDD’S FUND MANAGER?  In the current difficult economic environment, Western Investment believes NDD needs a significantly better investment manager.

Given Neuberger Berman’s abysmal track record, we again ask whose interests is this Board serving by approving the New Agreements, which provide Neuberger Berman with significant benefits.  Time and again, Neuberger Berman has demonstrated that, when choosing between actions that could benefit stockholders versus actions that benefit Neuberger Berman, its choice is clear – Neuberger Berman.

To us, to ask stockholders to approve agreements that provide Neuberger Berman with significant benefits, seems especially galling.  We believe voting against the New Agreements will send a message that stockholders are unwilling to settle for the substandard investment management Neuberger Berman has continuously provided.

We believe Neuberger Berman’s management of the Fund’s performance has been abysmal

Even in these difficult economic times, an investment in the Fund stands out for being truly horrible.  For the period ended March 31 over the past one, three and five years, NDD has returned a negative -64.38%, -26.80% and -12.56%, respectively, significantly trailing the S&P 500 Index in all periods.  Even more striking, although the Fund’s issue price in March 2004 was $20.00 per share, its closing stock price in March 2009 was under $5 per Share, over an incredible 75% decline since inception.  In fact, these trailing returns were partially caused by the Fund’s continued choice to use leverage, which contributed to the poor returns while at the same time increasing fees paid to Neuberger Berman.  As the Fund’s Annual Report noted, “for the fiscal year ended October 31, 2008, Neuberger Berman Dividend Advantage Fund Inc. generated a substantially negative return on a net asset value (NAV) basis, underperforming the S&P 500 and the FTSE NAREIT Equity REITs Index. While portfolio components performed comparably to the relevant indices, the Fund's use of leverage caused the relative performance shortfall.”

We believe Neuberger Berman failed to address the Fund’s unacceptable NAV discount

To add insult to injury, in addition to the Fund’s horrible performance, the Fund has consistently had a significant discount to net asset value, or NAV.  We believe the fair value of a share of common stock of a closed-end fund should be its NAV, or a value very close.  It is important that a closed-end fund maintains a per share value at or close to NAV because, when stockholders sell their shares at a steep discount to NAV, most likely at a significant loss, they are forced to leave behind a sizeable portion of the value underlying those shares.  NDD’s discount to its NAV has been in the double-digits for all but a few brief periods since its inception.

The table below shows the discount of NDD’s stock price to its NAV, on a quarterly basis, since shortly after its inception in 2004:

Quarter Ending	NAV Discount
June 30, 2004	(12.61)
September 30, 2004	(9.76)
December 31, 2004	(12.69)
March 31, 2005	(14.32)
June 30, 2005	(15.01)
September 30, 2005	(15.72)
December 31, 2005	(15.49)
March 31, 2006	(16.50)
June 30, 2006	(16.80)
September 30, 2006	(12.29)
December 31, 2006	(11.47)
March 31, 2007	(8.52)
June 30, 2007	(11.41)
September 30, 2007	(11.43)
December 31, 2007	(13.27)
March 31, 2008	(12.76)
June 30, 2008	(12.19)
September 30, 2008	(17.87)
December 31, 2008	(20.66)
March 31, 2009	(12.77)

In fact, in November 2008, the discount to NAV was a shocking 39%.  It is Western’s belief that almost any stockholder who has ever sold Common Stock has been economically harmed by the severe discount to NAV.  We believe this Board has not fulfilled its fiduciary duty to stockholders because it did not take the steps outlined in the Fund’s original offering materials that could make the market price of the Common Stock and the Fund’s NAV be equal.

When compared to the 560 publicly traded closed-end funds currently registered with the Securities and Exchange Commission, during the two-year period from February 25, 2007 to February 27, 2009, NDD’s NAV discount is abysmal, ranking in the bottom 3% by largest average discount for such period.

We believe the Board has failed to deliver on its promise to attempt to reduce the Fund’s discount to net asset value

We find it even more troubling that NDD has consistently traded at a significant discount to its NAV despite the Board’s promise to consider taking action to reduce the NAV discount if the discount were to be substantial for an extended period of time.  Given the Fund’s historical discount, it is clear to us that this has been a broken promise.  The Board may point to a recently announced proposed 10% tender offer, as well as future possible tenders ranging in size from 5% to 20% of outstanding Common Stock over a two-year period.  We believe this conditional tender proposal is only being proposed as an inducement to encourage stockholders to vote to approve the New Agreements.  We believe this inducement is not adequate.  We are also concerned that the Board may change its mind.  We note that the Fund has stated that “[t]he Board retains the ability consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise in which the Board believes that the Tender Offer Program would cause a material negative impact on its fund or fund stockholders.”  If the New Agreements are approved, what assurance do we have that these miserly, possible 5% tenders will even occur?  As stockholders of the Fund, we have no confidence that the New Agreements will address the severe discount to NAV at which the Fund has historically traded.

Our interests are aligned with yours

Western and the other participants in this solicitation are significant investors in NDD and we remain committed to our investment in the Fund.  We are currently one of the Fund’s largest stockholders – if our investment in NDD prospers, so does yours.  The object and intent of our solicitation is clearly aligned with the interests of all stockholders – to create value and improve performance and to ensure that stockholders have the best investment manager for their investment in NDD.

Neuberger Berman on the other hand seems oblivious to the plight of stockholders.  Not only has Neuberger Berman let the Fund’s discount to NAV languish in double-digits, it has failed to take action to clearly address this problem.

The Fund’s Board, however, has found that the benefits to be received by Neuberger Berman under the New Agreements are reasonable in comparison with the benefits accruing to the Fund and its stockholders, despite the fact that stockholders are held captive in a poorly performing fund by the excessive discount to NAV.  Members of the Board annually collect $150,000 or more in fees from Neuberger Berman yet as a group own less than $10,000 in Common Stock.  We ask stockholders, does this seem like a Board that is incentivised to act with stockholders’ best interests in mind?

We believe that a Board who truly had the best interests of stockholders in mind would have taken effective action, long before the Proposed Acquisition.  We also note that NDD has frequently been among the worst of all closed-end funds in terms of discount to NAV and that the Fund has frequently traded in the bottom 1% of all closed-end funds in terms of discount to NAV.  In fact, of the 560 publicly traded closed-end funds currently registered with the Securities and Exchange Commission, during the two-year period from February 25, 2007 to February 27, 2009, NDD was in the bottom 3% by largest average discount for such period.  In this market and economic environment, stockholders NEED a top investment manager.  We do not believe Neuberger Berman is that manager.

STOCKHOLDERS ARE ENTITLED TO A BOARD THAT WILL ACT IN THEIR BEST INTERESTS.  AS STOCKHOLDERS WITH REAL OWNERSHIP IN NDD, OUR INTERESTS ARE ALIGNED WITH YOURS – IF OUR INVESTMENT IN THE FUND PROSPERS, SO DOES YOURS.  WE BELIEVE THAT REJECTING THE NEW AGREEMENTS SENDS AN IMPORTANT MESSAGE TO THE FUND THAT STOCKHOLDERS ARE UNWILLING TO APPROVE NEW AGREEMENTS THAT REWARD NEUBERGER BERMAN’S POOR PERFORMANCE.

PROPOSAL NO. 1

APPROVAL OF NEW MANAGEMENT AGREEMENT

As discussed in further detail in NDD’s proxy statement, stockholders are being asked to approve a new management agreement between the Fund and New NB Management.  A general description of the proposed New Management Agreement and a general comparison of the proposed New Management Agreement and the Fund’s existing management agreement are included in NDD’s proxy statement.  See the section entitled PROPOSAL 1: (ALL FUNDS) APPROVAL OF THE NEW MANAGEMENT AGREEMENTS in the Fund’s proxy statement for additional information regarding the New Management Agreement.

For the reasons stated above, we do not believe approval of the New Management Agreement is in the best interests of stockholders.

Voting AGAINST the approval of the New Management Agreement sends a message to the Board that stockholders want the Fund to implement an effective plan to substantially reduce the Fund’s NAV discount

We are concerned that if stockholders approve the New Management Agreement, the Fund’s poor performance and discount to NAV will continue to persist.  We believe the Annual Meeting provides stockholders with the perfect opportunity to send a message to the Board that they want to terminate the relationship with Neuberger Berman.  Because the Fund needs a majority of the outstanding voting securities of the Fund to approve the New Management Agreement, we believe the Annual Meeting presents a unique opportunity for stockholders to take charge of their investment and deny the Fund the approval it seeks until action is taken to ensure stockholders receive the full value of their investment in the Fund.

SEND A MESSAGE TO THE BOARD THAT YOU ARE DISSATISFIED WITH THEIR EFFORT TO REDUCE THE FUND’S DISCOUNT TO NAV – VOTE AGAINST THE PROPOSAL TO APPROVE THE NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND NEW NB MANAGEMENT.

PROPOSAL NO. 2

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

As discussed in further detail in NDD’s proxy statement, stockholders are being asked to approve a new sub-advisory management agreement, with respect to the Fund, between New NB Management and NB LLC (or New NB LLC).

For the reasons stated above, we do not believe approval of the New Sub-Advisory Agreement is in the best interests of stockholders.

SEND A MESSAGE TO THE BOARD THAT YOU ARE DISSATISFIED WITH NEUBERGER BERMAN’S INVESTMENT PERFORMANCE – VOTE AGAINST THE PROPOSAL TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

PROPOSAL NO. 3

ELECTION OF DIRECTORS

Western proposes to elect Arthur D. Lipson, Matthew S. Crouse, William J. Roberts, Gary G. Schlarbaum and Robert A. Wood as nominees (together, the “Nominees”) to the Board.  The Nominees must be elected by the holders of a majority of NDD’s outstanding Common Stock and Preferred Stock voting together as a single class.

In addition to rejecting approval of the New Agreements, we are seeking your support at the Annual Meeting to elect the Nominees in opposition to NDD’s director nominees.  For the reasons stated above, we do not believe the current Board has the ability to take the actions we feel are necessary in order to maximize stockholder value.  We believe that our Nominees have extensive experience in private and public investment, a history of outstanding investment records, and have outstanding credentials.  If elected, the Nominees will promptly work to maximize value by, among other things, eliminating the discount to NAV and giving stockholders the ability to exit the Fund at, or close to NAV.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our Nominees.

Arthur D. Lipson (Age 66) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western, a Delaware limited liability company, which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelors of Science from the California Institute of Technology.  Mr. Lipson does not currently hold, nor has he at any time held, any position with NDD.  Mr. Lipson does not oversee any portfolios in NDD’s Fund Complex.

Mr. Lipson, by virtue of the relationships described in further detail below, may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).  The remaining Nominees are independent and not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Matthew S. Crouse (Age 36) has served as a portfolio manager at Western since February 2003.  From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke Energy, a utility company with an affiliated real estate operation.  From June 2000 to December 2001, he served as Manager/Director of Research for The New Power Company, a retail energy supplier.  Mr. Crouse received a Ph.D. in Electrical Engineering from Rice University and a Masters of Business Administration from the University of Houston.  Mr. Crouse is also a CFA charterholder.  Mr. Crouse does not currently hold, nor has he at any time held, any position with NDD.  Mr. Crouse does not oversee any portfolios in NDD’s Fund Complex.

William J. Roberts (Age 52) has served as a Board Member of the League of Conservation Voters since 1990 and as its Chair since 2003.  From 1990 to 1996, Mr. Roberts served as the Legislative Director of the Environmental Defense Fund (“EDF”).  He served as EDF’s Strategic Communications Director from 1996 to 1998.  Mr. Roberts has also served as the President and Executive Director of the Beldon Fund, a non-profit organization dedicated, through the investment of its principles and earnings, to supporting nonprofit advocacy organizations in building a national consensus to achieve and sustain a healthy planet, from 1998 to 2008.  Mr. Roberts currently serves as the Director of U.S. Advocacy for the Atlantic Philanthropies (USA) Inc., a collection of charities operating in seven countries.  Mr. Roberts has a Bachelors and Masters degree in Economics from Yale University and a J.D. from the University of Chicago.  Mr. Roberts does not currently hold, nor has he at any time held, any position with NDD.  Mr. Roberts does not oversee any portfolios in NDD’s Fund Complex.

Gary G. Schlarbaum (Age 65) has served as a portfolio manager at Global Capital Management, a registered investment advisor, since October 2008.  Prior to that, he served as Partner and Chief Investment Officer of Schlarbaum Capital Management, a money management firm. From January 1996 until March 2002, Mr. Schlarbaum served as a Managing Director and Portfolio Manager at Morgan Stanley and Co. (“Morgan Stanley”) in charge of the institutional small capitalization equity investment management group. Mr. Schlarbaum served as a Partner and Portfolio Manager at Miller Anderson & Sherrerd (“MAS”) from 1987 until MAS’s merger with Morgan Stanley in 1996. Mr. Schlarbaum served as a Managing Director and Head of Asset Allocation at First Chicago Investment Management (now Brinson Partners) from 1984 to 1987. Mr. Schlarbaum also served as a Professor of Finance, Krannert Graduate School, Purdue University from 1969 until 1984. Mr. Schlarbaum received a Ph.D. in applied economics from the University of Pennsylvania. Mr. Schlarbaum does not currently hold, nor has he at any time held, any position with NDD. Mr. Schlarbaum does not oversee any portfolios in NDD’s Fund Complex.

Robert A. Wood (Age 72) is an Emeritus Professor of Finance at the University of Memphis, where he had served as a Distinguished Professor of Finance from 1990 through 2008.  Professor Wood previously taught at Penn State University and New York University. His education includes a Ph.D. in Finance from the University of Pittsburgh, a Masters in Operations Research from Stanford University, and a Bachelors in Economics from the University of Washington. He was a member of the Presidential Task Force on Market Mechanisms (The Brady Commission) that studied the market crash in 1987, and a founding member of the NASD Economic Advisory Board. Professor Wood is the founder and Executive Director of the Institute for the Study of Security Markets, a nonprofit Educational Foundation that promotes securities markets research by providing transactions data to academic institutions. Professor Wood does not currently hold, nor has he at any time held, any position with NDD. Professor Wood does not oversee any portfolios in NDD’s Fund Complex.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the date hereof, the dollar range of shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in NDD	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee*
Arthur D. Lipson**	Over $100,000	Over $100,000
Matthew S. Crouse	--	--
William J. Roberts	--	--
Gary G. Schlarbaum	--	--
Robert A. Wood	--	--

*
If elected to the Board, the Nominees would not oversee any registered investment company within the NDD fund complex other than the Fund.  The Nominees have been nominated as director nominees for all but one of the Closed End Funds, each of which is a member of the NDD fund complex.

**
Mr. Lipson, by virtue of the relationships described in further detail in the “OTHER PARTICIPANT INFORMATION” section below, may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee is an officer.

Since the beginning of the Fund’s last two completed fiscal years, no Nominee or any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

The information provided above has been furnished to Western by the Nominees.

There can be no assurance that the election of our Nominees will improve the Fund’s business or otherwise enhance stockholder value.  Your vote to elect the Nominees will have the legal effect of replacing the five incumbent directors of the Fund with our Nominees.

Other than as stated herein, the Nominees will not receive any compensation from Western for their services as directors of the Fund, nor are there any arrangements or understandings between Western and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this proxy statement and to serve as a director of the Fund if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

Western does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Western reserves the right to nominate substitute persons if the Fund makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  Western reserves the right to nominate additional persons if the Fund increases the size of the Board above its existing size, increases the number of directors whose terms expire at the Annual Meeting or calls a meeting to fill any vacancies on the Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western that any attempt to increase the size of the current Board or to reconstitute or reconfigure the current Board constitutes an unlawful manipulation of the Fund’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN’S NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

We are not aware of any other proposals to be brought before the Annual Meeting. However, we intend to bring before the Annual Meeting such business as may be appropriate, including without limitation nominating additional persons for directorships, or making any proposals as may be appropriate to address any action of the Board not publicly disclosed prior to the date of this proxy statement. Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Holders of the Common Stock and Preferred Stock voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof.  Stockholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, Western believes that the only outstanding classes of securities of NDD entitled to vote at the Annual Meeting are the Shares.

Stockholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for voting detailed on the enclosed GOLD proxy card.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the New Agreements and FOR the election of Western’s Nominees.

We are asking you to vote AGAINST the New Agreements and FOR the election of Western’s Nominees.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  Stockholders should refer to the Fund’s proxy statement for the names, backgrounds, qualifications and other information concerning the Fund’s nominees.  The participants in this solicitation intend to vote all of their Shares for the election of Western’s Nominees and will not vote their Shares in favor of any of NDD’s director nominees.

QUORUM; ADJOURNMENT

The presence, in person or by proxy, of stockholders entitled to vote one-third of the shares outstanding and entitled to vote at the Annual Meeting is required for a quorum.

If a quorum is not present at the Annual Meeting, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies.  Subject to the rules established by the Chairman of the Annual Meeting, the holders of a majority of the Shares present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Annual Meeting may adjourn the Annual Meeting.  In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on all nominees in their discretion.  If a quorum is present at the Annual Meeting, the Chairman of the meeting may adjourn the Annual Meeting if sufficient votes are not received or for any other purpose.  A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The Board may also postpone the Annual Meeting prior to the Annual Meeting with notice to stockholders entitled to vote or to receive notice of the Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Vote required for the election of directors. The election of directors requires the affirmative vote of a majority of the Fund’s outstanding Common Stock and Preferred Stock, voting together, provided a quorum is present.

Vote required to approve the New Management Agreement and New Sub-Advisory Agreement.  The approval of the New Agreements requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

Except as otherwise indicated herein, all of the outstanding shares of the Common Stock and Preferred Stock will vote together as a single class.

ABSTENTIONS; BROKER NON-VOTES

A broker non-vote occurs when the broker returns a properly executed proxy for shares held by the broker for a customer but does not vote on a matter because the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Abstentions and broker non-votes will have the effect of a vote against the Proposals.

In tallying stockholder votes, abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) effectively will be a vote against the election of the Directors.

REVOCATION OF PROXIES

Stockholders of NDD may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy that is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to Neuberger Berman Dividend Advantage Fund Inc. at 605 Third Avenue, 2nd Floor, New York, New York  10158-0180 or any other address provided by NDD.  Although a revocation is effective if delivered to NDD, Western requests that either the original or photostatic copies of all revocations be mailed to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD AND AGAINST THE APPROVAL OF THE NEW MANAGEMENT AGREEMENTS, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Western.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $30,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately 40 persons to solicit NDD’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described below.  WIHP, WIAP, WITRP, WITRL, BPIP and BPP have separately agreed to reimburse Western on a pro rata basis for these expenses.  Because Western believes that NDD’s stockholders will benefit from the Solicitation (defined below), Western intends to seek reimbursement from NDD, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  Western does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of this solicitation of proxies are currently estimated to be approximately $150,000.  Western estimates that through the date hereof, its expenses in connection with this Solicitation are approximately $25,000.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This proxy statement may be viewed online at www.fixmyfund.com, together with any additional soliciting materials relating to the Annual Meeting issued by Western.  Such materials, including this proxy statement, will be available to stockholders at www.fixmyfund.com through the conclusion of the Annual Meeting.

OTHER PARTICIPANT INFORMATION

Each member of the Group is a participant in this solicitation.  Arthur D. Lipson is the managing member of Western.  Western is the general partner of each of WIHP, a Delaware limited partnership, and WITRP, a Delaware limited partnership, the managing member of WIAP, a Delaware limited liability company, and the investment manager of WITRL, a Cayman Islands corporation.  The principal business address of Mr. Lipson, Mr. Crouse, Western, WIHP, WIAP, WITRP and WITRL is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.

WIHP, WIAP, WITRP and WITRL beneficially own 159,071, 159,411, 64,397 and 58,113 shares of Common Stock, respectively, representing approximately 2.7%, 2.7%, 1.1%, and 1.0% respectively, of the shares of Common Stock outstanding.  As the managing member of WIAP, the general partner of each of WIHP and WITRP and the investment manager of WITRL, Western may be deemed to beneficially own the 440,992 shares of Common Stock owned in the aggregate by WIHP, WIAP, WITRP and WITRL, constituting approximately 7.6% of the Shares outstanding, in addition to the 500 shares of Common Stock it holds directly.  As the managing member of Western, Mr. Lipson may be deemed to beneficially own the 441,492 shares of Common Stock beneficially owned by Western, constituting approximately 7.6% of the Shares outstanding.  As members of a group for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Western Entities may be deemed to beneficially own the 135,400 shares of Common Stock owned by the other members of the Group.  The Western Entities disclaim beneficial ownership of such shares of Common Stock.

Messrs. Franzblau and Ferguson are managing members of BPM, a Delaware limited liability company.  BPM is the managing member of BPIP, a Delaware limited liability company, and BPP, a Delaware limited liability company.  BPP is an investor in WIHP.  Western provides recommendations from time to time to BPIP and BPP with respect to purchases and sales of Shares of the Fund, pursuant to an oral agreement between Western and BPIP and Western and BPP.  The principal business address of each of the Benchmark Entities is 820 A Street, Suite 700, Tacoma, Washington 98402.

BPIP and BPP beneficially own 125,200 and 10,100 shares of Common Stock, respectively, constituting approximately 2.2% and less than 1%, respectively, of the shares of Common Stock outstanding.  As the managing member of each of BPIP and BPP, BPM may be deemed to beneficially own the 135,300 shares of Common Stock owned in the aggregate by BPIP and BPP, constituting approximately 2.3% of the shares of Common Stock outstanding.  As managing members of BPM, Messrs. Franzblau and Ferguson may be deemed to beneficially own 135,300_ shares of Common Stock beneficially owned by BPM, constituting approximately 2.3% of the shares of Common Stock outstanding.  As members of a group for the purposes of Rule 13d-5(b)(1) of the Exchange Act, the Benchmark Entities may be deemed to beneficially own the 441,592 shares of Common Stock owned by the other members of the Group.  The Benchmark Entities disclaim beneficial ownership of such shares of Common Stock.

The principal business address of Mr. Roberts is c/o Beldon Fund, 99 Madison Avenue, 8th Floor, New York, New York 10016.  The principal business address of Mr. Schlarbaum is One West First Avenue, Suite 100, Conshohocken, Pennsylvania, 19428.  The principal business address of Professor Wood is c/o Fogelman College of Business & Economics, The University of Memphis, Tennessee 38152.  The principal business address of Ms. Schultz is c/o Western Investment LLC, 7050 S. Union Park Center, Suite 590, Midvale, Utah 84047.

None of Mr. Crouse, Mr. Roberts, Mr. Schlarbaum or Professor Wood directly owns any shares of Common Stock.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, each of Mr. Crouse, Mr. Roberts, Mr. Schlarbaum and Professor Wood may be deemed to beneficially own the 576,892 shares of Common Stock beneficially owned in the aggregate by the other members of the Group.  Each of Mr. Crouse, Mr. Roberts, Mr. Schlarbaum and Professor Wood disclaims beneficial ownership of such shares of Common Stock.  None of Mr. Crouse, Mr. Roberts, Mr. Schlarbaum or Professor Wood has voting or dispositive control over the shares of Common Stock beneficially owned by the other members of the Group.

On March 30, 2009, Western gifted 100 shares of Common Stock to Ms. Schultz, constituting less than 1% of the shares of Common Stock outstanding.  Other than such shares of Common Stock, Ms. Schultz does not own any Shares of the Fund.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, Ms. Schultz is deemed to beneficially own the 576,792 shares of Common Stock beneficially owned in the aggregate by the other members of the Group.  Ms. Schultz disclaims beneficial ownership of such shares of Common Stock.  Ms. Schultz does not have voting or dispositive control over the shares of Common Stock beneficially owned by the other members of the Group.  The principal occupation of Ms. Schultz is psychotherapist.

Members of the Group may, from time to time, enter into and dispose of cash-settled equity swaps or other similar derivative transactions with one or more counterparties that are based upon the value of the Shares, which transactions may be significant in amount.  The profit, loss and/or return on such additional contracts may be wholly or partially dependent on the market value of the Shares, the relative value of such Shares in comparison to one or more other financial instruments, indexes or securities, a basket or group of securities in which such shares may be included, or a combination of any of the foregoing.  Members of the Group may also, from time to time, enter into stock loan agreements with one or more counterparties in the ordinary course of business pursuant to which members of the Group may lend their Shares subject to recall at their discretion.

The principal business of Western is acting as the general partner, managing member or investment manager, as the case may be, of WIHP, WIAP, WITRP and WITRL.  The principal occupation of Mr. Lipson is acting as managing member of Western.  The principal business of WIHP, WIAP, WITRP and WITRL is acquiring, holding and disposing of investments in various companies.  The principal business of BPM is acting as the managing member of BPIP and BPP.  The principal business of BPIP and BPP is acquiring, holding and disposing of investments in various companies.  The principal occupation of Scott Franzblau is acting as a managing member of BPM.  The principal occupation of Robert Ferguson is acting as a managing member of BPM.

For information regarding purchases and sales of securities of the Fund during the past two years by members of the Group and affiliates of Western that no longer own any Shares, see Schedule I to this proxy statement.  WIHP, WIAP, WITRP, WITRL, BPIP and BPP purchased their Shares in margin accounts, where they are held together with other publicly traded securities.

On December 29, 2008, the members of the Group (other than WITRL, BPIP and Ms. Schultz) entered into a Joint Filing and Solicitation Agreement, in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Fund to the extent required by applicable law, (b) the parties agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Western and Mr. Lipson, to the Board at the Fund’s 2009 annual meeting of stockholders (the “Solicitation”), and (c) the parties agreed that Western would have the right to pre-approve all expenses incurred in connection with the Group’s activities and Western agreed to pay directly all such pre-approved expenses.  On January 5, 2009, BPIP became a participant in the Solicitation.  On March 2, 2009, WITRL became a participant in the Solicitation.  The Group and Ms. Schultz intend to execute a Joinder Agreement to the Joint Filing and Solicitation Agreement whereby Ms. Schultz will be bound by the terms of the Joint Filing and Solicitation Agreement.

Except as set forth in this proxy statement (including the Schedules hereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no participant in this Solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any participant in this Solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of the Fund; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no participant in this Solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (xi) no person, including the participants in this Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no material proceedings to which any of the participants in this Solicitation or any of their associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  With respect to each of the participants in the Solicitation, none of the events enumerated in Item 401(f)(1)-(6) of Regulation S-K of the Exchange Act, as amended, occurred during the past five years.

Except as set forth in this Proxy Statement there are no arrangements or understandings between Western and the Nominees or any other participant in this solicitation.

A representative of Western intends to appear in person or by proxy at the Annual Meeting.

STOCKHOLDER PROPOSALS

The Fund’s bylaws require stockholders wishing to nominate directors or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund.  To be valid, the notice must include all of the information specified in the applicable Fund’s bylaws.  Stockholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in a Fund’s proxy material for a particular annual stockholder meeting.  Proposals submitted for inclusion in a Fund’s proxy material for the 2010 annual meeting of the Fund’s stockholders must be received by the secretary of the Fund on or before December 5, 2009. The fact that the Fund receives a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.  Stockholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as a director at a Fund’s 2010 annual meeting of stockholders must ensure that the proposal or nomination is delivered to the secretary of the Fund no earlier than November 5, 2009 and no later than December 5, 2009. However, if the date of the mailing of the notice for the 2010 annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the annual meeting or a special meeting of stockholders is held, notice by the stockholders to be timely must be delivered no earlier than 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund.  The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in the Fund’s bylaws. The Chairman of the meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

The information set forth above regarding the procedures for submitting stockholder nominations and proposals for consideration at the Fund’s 2010 annual meeting of stockholders is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Western is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the person named as a proxy on the enclosed GOLD proxy card will vote on such matters in their discretion.

Western hereby incorporates by reference in this proxy statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement.  This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, compensation paid to the Fund’s directors and executive officers, the dollar range of Shares owned by directors of the Fund, information on committees of the Board, information concerning the Fund’s independent registered public accounting firm and information relating to Neuberger Berman.  Stockholders should refer to the Fund’s proxy statement in order to review this disclosure.

See Schedule II of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the directors of the Fund.

The information concerning the Fund contained in this proxy statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

April 23, 2009

SCHEDULE I

PURCHASES AND SALES IN THE COMMON STOCK OF NDD
DURING THE PAST TWO YEARS

Transaction	Date	Quantity	Price ($)

Western Investment Hedged Partners, L.P.

Buy	05/21/07	1,200	24.7547
Buy	06/05/07	700	24.8968
Buy	06/22/07	1,100	23.0066
Buy	06/25/07	1,100	22.4425
Buy	06/26/07	100	22.4225
Buy	06/27/07	900	21.9064
Buy	06/28/07	500	22.4825
Sell	06/28/07	5	23.2160
Buy	08/07/07	100	21.1125
Buy	08/08/07	1,000	21.7510
Buy	08/15/07	1,500	20.0055
Buy	08/16/07	1,900	18.6541
Buy	09/18/07	100	22.3525
Buy	09/19/07	12,800	22.9926
Buy	09/20/07	200	22.6125
Buy	09/21/07	3,200	22.8000
Buy	09/24/07	2,600	22.8359
Buy	09/25/07	1,700	22.6331
Buy	09/26/07	2,100	22.7125
Buy	09/27/07	1,300	22.8317
Buy	09/28/07	1,100	22.8080
Buy	10/05/07	2,900	23.9352
Buy	10/09/07	3,400	24.0098
Buy	10/10/07	100	24.0325
Buy	10/23/07	500	22.5105
Buy	10/24/07	900	22.3783
Buy	10/25/07	2,500	22.5091
Buy	10/26/07	2,000	22.7291
Buy	01/03/08	3,000	17.1660
Buy	01/08/08	3,400	16.3106
Buy	01/09/08	15,200	15.7036

Transaction	Date	Quantity	Price ($)

Buy	01/11/08	8,000	16.0825
Buy	01/16/08	400	15.5625
Sell	01/18/08	9,600	15.5710
Sell	01/25/08	870	16.6213
Buy	02/01/08	1,600	16.7926
Buy	02/04/08	900	16.7703
Buy	03/20/08	4,600	14.9455
Buy	03/24/08	1,300	15.5803
Buy	03/25/08	5,600	15.3663
Buy	04/01/08	5,900	15.6304
Sell	04/07/08	8,000	16.6608
Sell	04/08/08	2,600	16.3656
Sell	04/09/08	5,700	16.2387
Sell	04/21/08	2,100	16.9176
Sell	04/22/08	4,000	16.8457
Sell	04/24/08	2,700	17.4241
Sell	04/28/08	2,800	17.5620
Sell	04/29/08	1,200	17.4874
Sell	05/23/08	2,000	16.8882
Sell	05/28/08	700	16.9553
Sell	06/06/08	3,700	16.7021
Buy	06/13/08	500	16.1995
Sell	06/18/08	2,900	16.3260
Buy	06/19/08	400	15.9325
Buy	06/20/08	900	15.6720
Buy	07/08/08	1,200	14.0008
Sell	07/24/08	4,300	15.1474
Buy	07/25/08	1,300	14.6171
Buy	07/28/08	300	14.7525
Buy	07/29/08	3,200	14.8047
Buy	07/30/08	2,500	15.0753
Buy	08/08/08	4,600	14.9824
Buy	08/11/08	1,000	15.5525
Buy	08/15/08	700	15.2082
Buy	08/22/08	1,700	14.5210
Buy	09/10/08	3,900	14.5375
Buy	09/11/08	12,100	14.3864
Buy	09/12/08	6,900	14.5843

Transaction	Date	Quantity	Price ($)

Buy	09/15/08	5,600	14.1626
Buy	09/16/08	1,700	13.3384
Buy	09/17/08	1,200	13.3263
Buy	09/25/08	1,000	13.8025
Buy	09/26/08	1,700	13.6548
Buy	10/13/08	600	9.0401
Buy	11/20/08	4,433	4.3462
Buy	11/21/08	4,210	3.9738
Buy*	12/11/08	10,729	5.4900
Buy	12/17/08	30,188	6.3926
Buy	12/23/08	700	6.5396
Buy	12/23/08	2,000	6.6335
Buy	12/26/08	8,786	6.8125
Buy	01/20/09	800	6.1850

Western Investment Activism Partners LLC

Buy	08/08/07	1,000	21.7510
Buy	08/15/07	1,500	20.0055
Buy	08/16/07	1,900	18.6541
Buy	09/11/07	1,300	21.2164
Buy	09/12/07	700	21.3168
Buy	09/13/07	3,000	21.6778
Buy	09/14/07	1,000	21.6705
Buy	10/01/07	4,000	23.1660
Buy	10/02/07	4,800	23.4115
Buy	10/08/07	5,000	23.8895
Buy	10/12/07	600	23.8792
Buy	10/17/07	300	22.9858
Buy	10/24/07	800	22.3797
Buy	10/25/07	2,500	22.5091
Buy	10/26/07	3,500	22.7270
Buy	10/31/07	3,400	23.0519
Buy	11/05/07	2,000	21.8435
Buy	11/06/07	4,300	21.8083
Buy	11/12/07	200	21.5275
Buy	11/13/07	2,700	21.8818
Buy	11/16/07	2,300	21.0908
Buy	11/20/07	1,300	20.3379

* Shares acquired in a transaction with Western Investment Institutional Partners LLC, an affiliate of Western Investment Hedged Partners, L.P.

Transaction	Date	Quantity	Price ($)

Buy	11/21/07	2,300	19.7429
Buy	11/28/07	3,100	20.3641
Buy	11/30/07	700	20.9696
Buy	12/05/07	2,100	20.8206
Buy	12/13/07	400	20.6975
Buy	01/03/08	3,900	17.1660
Buy	01/08/08	3,400	16.3106
Buy	01/09/08	15,200	15.7036
Buy	01/10/08	1,100	15.9225
Buy	01/16/08	400	15.5625
Sell	01/18/08	9,600	15.5710
Sell	01/25/08	900	16.6213
Buy	02/01/08	1,600	16.7926
Buy	02/05/08	800	16.4325
Buy	02/13/08	100	15.6725
Buy	02/14/08	6,600	15.5840
Buy	02/19/08	700	15.4825
Buy	03/11/08	200	14.4225
Buy	03/12/08	1,300	14.8025
Buy	03/17/08	1,600	14.0525
Buy	03/18/08	10,800	14.6152
Buy	03/19/08	400	14.9025
Buy	03/20/08	4,700	14.9455
Buy	03/24/08	1,300	15.5803
Buy	03/25/08	5,600	15.3663
Buy	04/01/08	6,100	15.6304
Sell	04/07/08	8,100	16.6608
Sell	04/08/08	2,700	16.3619
Sell	04/09/08	5,800	16.2370
Sell	04/18/08	2,000	17.1764
Sell	04/21/08	2,200	16.9131
Sell	04/22/08	4,300	16.8434
Sell	04/24/08	2,800	17.4205
Sell	04/28/08	2,900	17.5586
Sell	04/29/08	1,300	17.4797
Sell	04/30/08	1,500	17.1400
Sell	05/08/08	1,000	17.1834
Sell	05/09/08	3,600	17.0388
Buy	05/14/08	800	17.0725
Sell	05/23/08	2,000	16.8832
Sell	05/28/08	1,700	16.9494
Sell	06/06/08	3,800	16.7021
Sell	06/09/08	500	16.5294
Sell	06/11/08	100	16.2674
Buy	06/13/08	500	16.1995
Sell	06/18/08	2,900	16.3260
Buy	06/19/08	500	15.9325

Transaction	Date	Quantity	Price ($)

Buy	06/20/08	1,000	15.6720
Buy	06/23/08	200	15.5025
Buy	06/24/08	1,400	15.2975
Buy	06/25/08	200	15.5125
Sell	07/24/08	5,600	15.1474
Buy	08/06/08	3,700	15.1638
Buy	08/08/08	4,500	14.9824
Buy	08/22/08	1,700	14.5210
Buy	09/09/08	600	14.8675
Buy	09/10/08	3,800	14.5375
Buy	09/11/08	12,200	14.3864
Buy	09/17/08	1,200	13.3263
Buy	10/10/08	1,100	6.5425
Buy	10/13/08	600	9.0401
Buy**	12/11/08	3,600	5.4914
Buy	12/11/08	100	5.9325
Buy**	12/11/08	6,200	5.4900
Buy	12/12/08	5,900	5.4154
Buy	12/16/08	10,000	5.9406
Buy	12/17/08	25,501	6.3927
Buy	12/17/08	9,866	6.2507
Buy	12/18/08	844	6.5113
Buy	12/19/08	5,400	6.5664
Buy	01/20/09	800	6.1788

Western Investment Institutional Partners LLC

Buy	05/21/07	1,100	24.7464
Buy	05/23/07	200	24.5825
Buy	06/05/07	600	24.8825
Buy	06/22/07	1,100	22.9975
Buy	06/25/07	1,100	22.4425
Buy	06/27/07	900	21.9064
Buy	06/28/07	600	22.4825
Sell	07/27/07	200	21.8972
Buy	12/28/07	1,800	17.3292
Buy	01/11/08	8,000	16.0825
Sell	01/28/08	100	16.3973
Buy	02/04/08	900	16.7703
Buy	05/01/08	900	16.8525
Buy	05/15/08	5,500	17.1041
Buy	07/14/08	700	14.0096
Sell	07/24/08	1,900	15.1474

** Shares were acquired in a transaction with Western Investment Institutional Partners LLC, an affiliate of Western Investment Activism Partners LLC.

Transaction	Date	Quantity	Price ($)

Buy	09/25/08	1,000	13.8025
Sell	10/14/08	2,300	10.6274
Buy	11/24/08	10,729	4.2322
Sell#	12/11/08	10,100	5.4827
Sell##	12/11/08	10,729	5.4900
Sell###	12/11/08	6,200	5.4900
Sell###	12/11/08	3,600	5.4827

Western Investment Total Return Partners L.P.

Buy	03/20/08	4,600	14.9455
Buy	03/24/08	1,400	15.5803
Buy	03/25/08	5,600	15.3663
Buy	04/01/08	5,900	15.6304
Sell	04/07/08	8,000	16.6608
Sell	04/08/08	2,600	16.3656
Sell	04/09/08	5,700	16.2387
Sell	04/22/08	1,200	16.8457
Buy	09/10/08	3,900	14.5375
Buy	09/11/08	12,100	14.3864
Buy	09/12/08	6,800	14.5844
Buy	09/15/08	5,600	14.1626
Buy	09/25/08	1,000	13.8125
Buy	09/26/08	1,600	13.6552
Buy	10/13/08	500	9.0401
Buy	11/17/08	822	5.9151
Buy	12/17/08	30,175	6.3926
Sell	12/31/08	500	7.1614
Buy	02/06/09	2,400	6.3488

# Shares were transferred in a transaction with Benchmark Plus Partners, L.L.C., an affiliate of Western Investment Institutional Partners LLC.

## Shares were transferred in a transaction with Western Investment Hedged Partners, L.P., an affiliate of Western Investment Institutional Partners LLC.

### Shares were transferred in a transaction with Western Investment Activism Partners LLC, an affiliate of Western Investment Institutional Partners LLC.

Transaction	Date	Quantity	Price ($)

Western Investment Total Return Fund Ltd.

Buy	02/11/09	600	6.1525
Buy	02/12/09	12,100	5.9966
Buy	02/17/09	3,555	5.5068
Buy	02/18/09	12,000	5.3929
Buy	02/19/09	5,926	5.3914
Buy	02/20/09	8,316	5.0747
Buy	02/20/09	1,000	5.0217
Buy	02/23/09	6,716	4.9700
Buy	02/24/09	1,500	4.7391
Buy	02/26/09	1,000	5.1885
Buy	02/27/09	2,400	4.8704
Buy	03/2/09	3,000	4.6238

Western Investment LLC
Buy	12/08/08	600	5.7185
Transferred as Gift	03/30/09	100	N/A

Benchmark Plus Partners, L.L.C.

Buy***	12/11/08	10,100	5.4910

Benchmark Plus Institutional Partners, L.L.C.

Buy	12/30/08	6,600	6.9514
Buy	12/30/08	116,000	6.9803
Buy	12/31/08	2,600	7.0948

Benchmark Plus Management, L.L.C.

None

Arthur D. Lipson

None

Scott Franzblau

None

Robert Ferguson

None

*** Shares were acquired in a transaction with Western Investment Institutional Partners LLC, an affiliate of Benchmark Plus Partners, L.L.C.

Matthew S. Crouse

None

William J. Roberts
None

Gary G. Schlarbaum

None

Robert A. Wood

None

Lynn D. Schultz

On March 30, 2009, Western Investment LLC gifted 100 shares of Common Stock to Ms. Schultz.

PURCHASES AND SALES IN THE PREFERRED STOCK OF NDD
DURING THE PAST TWO YEARS

There were no transactions in the Preferred Shares of NDD by any of the members of the Group in the last two years.

SCHEDULE II

The following table is derived from the Fund’s definitive proxy statement filed with the  Securities and Exchange Commission on April 3, 2009

SECURITY OWNERSHIP OF NDD

Class	Name and Address	Amount of Beneficial Ownership	Percentage of Class Owned
Common	Lazard Asset Management, LLC 30 Rockefeller Plaza New York, NY 10112	677,282	11.67%(1)
Common	Western Investment LLC 7050 S. Union Park Center, Suite 590 Midvale, UT 84047 Arthur D. Lipson 7050 S. Union Park Center, Suite 590 Midvale, Utah 84047	438,592	7.6%(2)

(1)	Based on an Amended Schedule 13G filed by Lazard Asset Management, LLC on February 10, 2009.

(2)	Based on an Amended Schedule 13D filed by Western Investment LLC and Arthur D. Lipson on March 2, 2009.

II-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western your proxy to vote AGAINST the New Agreements and FOR the election of Western’s Nominees by voting your Shares by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares.  In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western urges you to confirm in writing your instructions to Western in care of Innisfree M&A Incorporated at the address provided below so that Western will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD PROXY

NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of common stock of Neuberger Berman Dividend Advantage Fund Inc. (the “Fund”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of stockholders of the Fund scheduled to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on May 13, 2009 at 2:00 p.m. Eastern time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED AGAINST THE APPROVAL OF THE MANAGEMENT AGREEMENTS IN PROPOSAL NOS. 1 AND 2 AND FOR THE ELECTION OF WESTERN’S NOMINEES IN PROPOSAL NO. 3.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Neuberger Berman Dividend Advantage Fund Inc.
common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD PROXY CARD

WESTERN INVESTMENT LLC, (“WESTERN”) RECOMMENDS A VOTE AGAINST PROPOSAL NO. 1 AND NO. 2 AND A VOTE FOR PROPOSAL NO. 3.

Proposal No. 1: The Fund’s proposal to approve a new management agreement between the Fund and a newly formed successor entity (“New NB Management”) to Neuberger Berman Management LLC.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 2: The Fund’s proposal to approve a new sub-advisory agreement with respect to the Fund, between New NB Management and Neuberger Berman LLC, the investment manager and sub-advisor to the Fund, respectively.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 3: Western’s proposal to elect its slate of director nominees, each to hold office until the 2012 annual meeting of the Fund’s stockholders and until their successors are elected and qualify.

Nominees: (01) Arthur D. Lipson (02) Matthew S. Crouse (03) William J. Roberts (04) Gary G. Schlarbaum (05) Robert A. Wood	FOR ALL NOMINEES[ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ ____________________________ ____________________________ ____________________________

To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponements or adjournments thereof.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.